Exhibit 99.1

EA REPORTS THIRD QUARTER FISCAL 2008 RESULTS

Largest Revenue Quarter in EA’s History

Burnout Paradise – Up Over 20 Percent at Retail Week One

REDWOOD CITY, CA – January 31, 2008 – Electronic Arts (NASDAQ: ERTS) today announced preliminary financial results for its fiscal third quarter ended December 31, 2007.

Fiscal Third Quarter Results (comparisons are to the quarter ended December 31, 2006)

Net revenue for the third quarter was $1.503 billion, up 17 percent as compared with $1.281 billion for the prior year. Beginning in fiscal 2008, EA no longer charges for its service related to certain online-enabled packaged goods games. As a result, the Company recognizes revenue from the sale of these games over the estimated service period. This change resulted in a $231 million sequential net increase in deferred net revenue as of December 31, 2007, which will be recognized in future periods.

Sales were driven by Need for Speed™ Pro Street, FIFA 08, Rock Band™, The Simpsons™ Game, Madden NFL 08, The Sims™ 2 Castaway, and NBA LIVE 08.

Gross profit for the quarter was $721 million, down 11 percent year-over-year. Net loss for the quarter was $33 million as compared with net income of $160 million for the prior year. Diluted loss per share was $0.10 as compared with diluted earnings per share of $0.50 for the prior year.

Non-GAAP net income was $290 million as compared with $201 million a year ago. Non-GAAP diluted earnings per share were $0.90 as compared with $0.63 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

“This was a record revenue quarter for EA and the single biggest revenue quarter for any third party publisher in our industry,” said John Riccitiello, Chief Executive Officer. “While we are disappointed that two titles slipped out of the March quarter, Burnout Paradise is off to a terrific start and we are looking forward to the upcoming launches of Army of Two and FIFA Street 3.”

“Our holiday quarter was solid, with non-GAAP earnings up 43 percent,” said Warren Jenson, Chief Financial and Administrative Officer. “For fiscal 2008, we tightened our top-line range toward the high end of our previous guidance, but given that two high-margin titles are now shipping in fiscal 2009, we tightened our bottom-line range toward the lower end of our previous guidance.”

Highlights (comparisons are to the quarter ended December 31, 2006)

•	EA Partners posted its strongest quarterly performance ever driven by Rock Band, Half Life® 2 Orange Box, Crysis® and Hellgate™: London.

•	Need for Speed Pro Street sold over 5.5 million copies in the quarter — over 65 percent internationally.

•	FIFA 08 sold over 4.5 million copies in the quarter and is EA’s top-selling title year-to-date.

•	The critically-acclaimed Rock Band had a strong North American launch on the Xbox 360™, PLAYSTATION®3 and PlayStation 2 — selling 1.5 million copies.

•	The Simpsons Game sold 4.0 million copies in the quarter and was the highest rated entertainment-based game in 2007.

•	In calendar year 2007, EA was the number one global publisher across all platforms with 18 percent share in North America and 19 percent in Europe.

•

On the Wii™, EA was the number one third-party publisher in calendar 2007 in Europe with 15 percent share — up 11 points from a year ago; in North America, EA had 12 percent share — up three points from a year ago.

•	EA closed the acquisition of BioWare Corp. and Pandemic Studios in January 2008, adding strong development talent and ten new franchises.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of January 31, 2008. Results may be materially different and are affected by many factors, including: development delays on EA’s products; competition in the industry; changes in anticipated costs, expected savings and impact on EA’s operations of the Company’s reorganization plan; consumer demand for console hardware and the ability of the console manufacturers to produce an adequate supply of consoles to meet that demand; consumer demand for games for legacy consoles, particularly the PlayStation®2; the financial impact of the Company’s acquisition of VG Holding Corp. (BioWare Corp. and Pandemic Studios); the popular appeal of EA’s products; changes in foreign exchange rates; the overall global economy; EA’s effective tax rate; and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Fourth Quarter Expectations – Ending March 31, 2008

•	Net revenue is expected to be between $925 million and $1.05 billion.

•	Net revenue excluding the impact of the change in deferred net revenue (packaged goods and digital content) is expected to be between $775 and $850 million.

•	GAAP diluted loss per share is expected to be between ($0.52) and ($0.33).

•

Non-GAAP diluted earnings per share are expected to be between a loss per share of ($0.03) and earnings per share of $0.02. Expected non-GAAP diluted earnings (loss) per share exclude the following items from expected GAAP diluted loss per share:

•	($0.52) to ($0.38) for the impact of the change in deferred net revenue (packaged goods and digital content)

•	$0.65 for acquisition-related charges

•	$0.14 of estimated stock-based compensation

•	$0.05 of amortization of intangible assets

•	$0.03 of restructuring charges

The Company expects Battlefield: Bad Company™ and Mercenaries 2: World in Flames™ to ship in fiscal 2009.

Fiscal Year Expectations – Ending March 31, 2008

•	Net revenue is expected to be between $3.462 and $3.587 billion – as compared to Company’s previous guidance of $3.35 to $3.65 billion.

•

Net revenue excluding the impact of the change in deferred net revenue (packaged goods and digital content) is expected to be between $3.875 and $3.95 billion — as compared to the Company’s previous guidance of $3.8 and $4.0 billion.

•	GAAP diluted loss per share is expected to be between ($1.67) and ($1.48) – as compared to the Company’s previous guidance of GAAP diluted loss per share of ($1.60) and ($0.91).

•

Non-GAAP diluted earnings per share are expected to be between $0.93 and $0.98 – as compared to the Company’s previous guidance of $0.85 to $1.15. Expected non-GAAP diluted earnings per share exclude the following items from expected GAAP diluted loss per share:

•	$0.92 to $1.06 for the impact of the change in deferred net revenue (packaged goods and digital content)

•	$0.65 for acquisition-related charges

•	$0.41 of estimated stock-based compensation

•	$0.27 of restructuring charges

•	$0.15 of amortization of intangible assets

•	$0.04 of losses on strategic investments

•	$0.02 related to the difference between diluted and basic share count

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the third quarter of fiscal 2008 ended December 31, 2007 and its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number: (877) 723-9523, access code 220497, or via webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until February 7, 2008 at (719) 457-0820, access code 220497. A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Analyst Meeting

Electronic Arts will host an analyst meeting on February 12, 2008 at 8:00 am PT (11:00 am ET) at its corporate headquarters in Redwood City, California. Listeners may access the analyst meeting via webcast: http://investor.ea.com.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Electronic Arts include: non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items from the Company’s unaudited condensed consolidated statements of operations:

•	Change in deferred net revenue (packaged goods and digital content)

•	Acquisition-related charges

•	Amortization of intangibles

•	Certain litigation expenses

•	Losses on strategic investments

•	Restructuring charges

•	Stock-based compensation

•	Income tax adjustments (consisting of the income tax effect of the items listed above and certain one-time income tax adjustments)

Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results both as a consolidated entity and at the business unit level, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods.

In addition to the reasons stated above, which are generally applicable to each of the items Electronic Arts excludes from its non-GAAP financial measures, the Company believes it is appropriate to exclude certain items for the following reasons:

Amortization of Intangibles. When analyzing the operating performance of an acquired entity, Electronic Arts’ management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, the Company’s management excludes the GAAP impact of acquired intangible assets to its financial results. Electronic Arts believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Electronic Arts generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Electronic Arts believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Stock-Based Compensation. Electronic Arts adopted SFAS 123(R), “Share-Based Payment” beginning in its fiscal year 2007. When evaluating the performance of its individual business units, the Company does not consider stock-based compensation charges. Likewise, the Company’s management teams exclude stock-based compensation expense from their short and long-term operating plans. In contrast, the Company’s management teams are held accountable for cash-based compensation and such amounts are included in their operating plans. Further, when considering the impact of equity award grants, Electronic Arts places a greater emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.

Video game platforms have historically had a life cycle of four to six years, which causes the video game software market to be cyclical. The Company’s management analyzes its business and operating performance in the context of these business cycles, comparing Electronic Arts’ performance at similar stages of different cycles. For comparability purposes, Electronic Arts believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its core business.

Restructuring Charges. Although Electronic Arts has engaged in various restructuring activities in the past, each has been a discrete, extraordinary event based on a unique set of business objectives. Each of these restructurings has been unlike its predecessors in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures.

Change in Deferred Net Revenue (Packaged Goods and Digital Content). Beginning in fiscal 2008, Electronic Arts is no longer able to objectively determine the fair value of the online service included in certain of its packaged goods games and online content. As a result, the Company recognizes the revenue from the sale of these games and content over the estimated online service period. Although Electronic Arts will defer the recognition of a significant portion of its net revenue as a result of this change, there will be no adverse impact to its operating cash flow. Internally, Electronic Arts’ management excludes the impact of the change in deferred net revenue related to packaged goods games and digital content in its non-GAAP financial measures when evaluating the Company’s operating performance, when planning, forecasting and analyzing future periods, and when assessing the performance of its management team. The Company believes that excluding the impact of the change in deferred net revenue from its operating results is important to facilitate comparisons to prior periods during which the Company was able to objectively determine the fair value of the online service and not delay the recognition of significant amounts of net revenue related to online-enabled packaged goods.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Forward-Looking Statements

Some statements set forth in this release, including the estimates under the headings “Business Outlook” contain forward-looking statements that are subject to change. Statements including words such as "anticipate", "believe", “estimate” or "expect" and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to successfully implement its reorganization plans; the consumer demand for, and the availability of an adequate supply of console hardware units (including the Xbox 360™ video game and entertainment system, the PLAYSTATION®3 computer entertainment system and the Wii™); consumer demand for software for legacy consoles, particularly the PlayStation 2; the Company’s ability to predict consumer preferences among competing hardware platforms; the Company’s ability to realize the anticipated benefits of its acquisition of VG Holding Corp.; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; the Company’s ability to manage expenses during the remainder of fiscal year 2008 and beyond; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; losses on strategic investments; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; and other factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007 and Quarterly Report for the quarter ended September 30, 2007. These forward-looking statements speak only as of January 31, 2008. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the heading “Business Outlook”. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2007. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended December 31, 2007.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the company develops, publishes, and distributes interactive software worldwide for video game systems, personal computers, cellular handsets and the Internet. Electronic Arts markets its products under four brand names: EA SPORTS™, EA™, EA SPORTS BIG™ and POGO™. In fiscal 2007, EA posted revenue of $3.09 billion and had 24 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA's products and full text of press releases can be found on the Internet at http://info.ea.com.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

EA, EA SPORTS, EA SPORTS BIG, POGO, Need for Speed, The Sims, FaceBreaker and Burnout are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. Battlefield: Bad Company is a trademark of EA Digital Illusions CE AB. Mercenaries™ and Mercenaries 2: World in

Flames™ are trademarks and/or registered trademarks of Pandemic Studios, LLC. Crysis is a trademark of Crytek. Half-Life is a trademark or registered trademark of Valve Corporation in the U.S. and/or other countries. Rock Band is a trademark of Harmonix Music Systems, Inc., a division of MTV Networks. The Simpsons is a trademark of Twentieth Century Fox Film Corporation. Hellgate™: London is a trademark and/or registered trademark of Flagship Studios, Inc. throughout the world. John Madden, NFL, NBA and FIFA are trademarks or other intellectual property of their respective owners and used with permission. “PlayStation” and “PLAYSTATION” are registered trademarks of Sony Computer Entertainment Inc. Xbox and Xbox 360 are trademarks of the Microsoft group of companies. Wii is a trademark of Nintendo.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2007	2006	2007	2006
Net revenue	$1,503	$1,281	$2,537	$2,478
Cost of goods sold	782	470	1,342	977

Gross profit	721	811	1,195	1,501

Operating expenses:
Marketing and sales	213	165	459	350
General and administrative	95	91	250	222
Research and development	321	330	829	783
Amortization of intangibles	7	7	21	20
Acquired in-process technology	—	1	—	3
Restructuring charges	78	2	85	12

Total operating expenses	714	596	1,644	1,390

Operating income (loss)	7	215	(449)	111
Interest and other income, net	20	25	78	69

Income (loss) before provision for (benefit from) income taxes and minority interest	27	240	(371)	180
Provision for (benefit from) income taxes	60	84	(10)	83

Income (loss) before minority interest	(33)	156	(361)	97
Minority interest	—	4	—	4

Net income (loss)	$(33)	$160	$(361)	$101

Earnings (loss) per share:
Basic	$(0.10)	$0.52	$(1.15)	$0.33
Diluted	$(0.10)	$0.50	$(1.15)	$0.32

Number of shares used in computation:
Basic	315	309	313	307
Diluted	315	319	313	316

Non-GAAP Results (in millions, except per share data)

The following tables reconcile the Company’s net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to its non-GAAP net income and non-GAAP diluted earnings per share. The Company’s non-GAAP results exclude the following, if any: the impact of the change in deferred net revenue (packaged goods and digital content), acquisition-related expenses (such as acquired in-process technology and amortization of intangibles), certain litigation expenses, losses on strategic investments, restructuring charges, and stock-based compensation. In addition, the Company's non-GAAP results exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2007	2006	2007	2006
Net income (loss)	$(33)	$160	$(361)	$101

Change in deferred net revenue (packaged goods and digital content) (a)	231		563
Acquired in-process technology	—	1	—	3
Amortization of intangibles	7	7	21	20
COGS amortization of intangibles	6	7	20	20
Losses on strategic investments	12	—	12	—
Restructuring charges	78	2	85	12
Stock-based compensation	38	35	105	105
Income tax adjustments	(49)	(11)	(137)	(33)

Non-GAAP net income	$290	$201	$308	$228

Non-GAAP diluted earnings per share	$0.90	$0.63	$0.96	$0.72
Shares used in non-GAAP diluted earnings per share computation	323	319	320	316

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	December 31, 2007	March 31, 2007 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,583	$2,635
Marketable equity securities	837	341
Receivables, net of allowances of $259 and $214, respectively	830	256
Inventories	178	62
Deferred income taxes, net	122	84
Other current assets	347	219

Total current assets	4,897	3,597
Property and equipment, net	393	484
Investment in affiliates	29	6
Goodwill	737	734
Other intangibles, net	170	210
Deferred income taxes, net	89	25
Other assets	130	90

TOTAL ASSETS	$6,445	$5,146

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$371	$180
Accrued and other current liabilities	782	814
Deferred net revenue (packaged goods and digital content)	595	32

Total current liabilities	1,748	1,026

Income tax obligations	301	—
Deferred income taxes, net	8	8
Other liabilities	85	80

Total liabilities	2,142	1,114

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,726	1,412
Retained earnings	1,981	2,323
Accumulated other comprehensive income	593	294

Total stockholders’ equity	4,303	4,032

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$6,445	$5,146

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2007	2006	2007	2006
OPERATING ACTIVITIES
Net income (loss)	$(33)	$160	$(361)	$101
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and accretion	42	38	115	110
Stock-based compensation	38	35	105	105
Minority interest	—	(4)	—	(4)
Non-cash restructuring charges	42	—	42	—
Net losses on investments and sale of property and equipment	9	—	8	1
Acquired in-process technology	—	1	—	3
Change in assets and liabilities:
Receivables, net	(383)	(275)	(539)	(338)
Inventories	(69)	(2)	(108)	(7)
Other assets	22	49	(56)	63
Accounts payable	140	(34)	169	1
Accrued and other liabilities	267	249	183	160
Deferred income taxes, net	43	(11)	(68)	(35)
Deferred net revenue (packaged goods and digital content)	231	21	563	23

Net cash provided by operating activities	349	227	53	183

INVESTING ACTIVITIES
Capital expenditures	(25)	(32)	(62)	(118)
Purchase of marketable equity securities and investments in affiliates	—	—	(277)	(1)
Proceeds from maturities and sales of short-term investments	587	231	1,978	911
Purchase of short-term investments	(179)	(485)	(1,388)	(1,086)
Loan advance	(30)	—	(30)	—
Acquisition of subsidiaries, net of cash acquired	—	(27)	—	(94)

Net cash provided by (used in) investing activities	353	(313)	221	(388)

FINANCING ACTIVITIES
Proceeds from issuance of common stock	74	48	160	133
Excess tax benefit from stock-based compensation	14	15	45	27
Repayment of note assumed in connection with acquisition	—	—	—	(14)

Net cash provided by financing activities	88	63	205	146

Effect of foreign exchange on cash and cash equivalents	14	10	28	16

Increase (decrease) in cash and cash equivalents	804	(13)	507	(43)
Beginning cash and cash equivalents	1,074	1,212	1,371	1,242

Ending cash and cash equivalents	1,878	1,199	1,878	1,199
Short-term investments	705	1,212	705	1,212

Ending cash, cash equivalents and short-term investments	$2,583	$2,411	$2,583	$2,411

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	1,281	613	395	640	1,503	17%
Net revenue - trailing twelve months (“TTM”)	3,119	3,091	3,073	2,929	3,151	1%

Gross profit	811	378	229	245	721	(11%)
Gross margin - % of net revenue	63%	62%	58%	38%	48%
Gross profit - TTM	1,898	1,879	1,863	1,663	1,573	(17%)
Gross margin - TTM % of net revenue	61%	61%	61%	57%	50%

Operating income (loss)	215	(71)	(183)	(274)	7	(97%)
Operating income (loss) margin -% of net revenue	17%	(12%)	(46%)	(43%)	—
Operating income (loss) - TTM	135	39	(25)	(313)	(521)	(486%)
Operating income (loss) margin - TTM % of net revenue	4%	1%	(1%)	(11%)	(17%)

Net income (loss)	160	(25)	(132)	(195)	(33)	(121%)
Diluted earnings (loss) per share	$0.50	($0.08)	($0.42)	($0.62)	($0.10)	(120%)
Net income (loss) - TTM	85	76	25	(192)	(385)	(553%)
Diluted earnings (loss) per share - TTM	$0.26	$0.24	$0.07	($0.62)	($1.22)	(570%)

CASH FLOW DATA
Operating cash flow	227	214	(192)	(104)	349	54%
Operating cash flow - TTM	520	397	243	145	267	(49%)

Capital expenditures	32	60	14	23	25	(22%)
Capital expenditures - TTM	154	178	154	129	122	(21%)

BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	2,411	2,635	2,189	2,176	2,583	7%
Marketable equity securities	235	341	660	716	837	256%
Receivables, net	551	256	123	424	830	51%
Inventories	72	62	74	103	178	147%
Deferred net revenue (packaged goods and digital content) (a):
End of the quarter		32	68	364	595
Less: Beginning of the quarter		—	32	68	364

Change in deferred net revenue (packaged goods and digital content)		32	36	296	231

STOCK-BASED COMPENSATION
Cost of goods sold	—	1	—	1	1
Marketing and sales	5	3	4	5	5
General and administrative	10	7	8	10	11
Research and development	20	17	16	22	21

Total Stock-Based Compensation	35	28	28	38	38

STOCK-BASED COMPENSATION - as a % of Net Revenue
Cost of goods sold	—	—	—	—	—
Marketing and sales	—	1%	1%	1%	1%
General and administrative	1%	1%	2%	2%	1%
Research and development	2%	3%	4%	3%	1%

Total Stock-Based Compensation	3%	5%	7%	6%	3%

OTHER
Employees	7,761	7,893	8,101	8,239	8,165	5%
Diluted weighted-average shares	319	310	311	313	315

GEOGRAPHIC NET REVENUE MIX
North America	637	307	163	362	768	21%
International	644	306	232	278	735	14%

Europe	583	264	204	246	668	15%
Asia	61	42	28	32	67	10%

Net Revenue	1,281	613	395	640	1,503	17%

GEOGRAPHIC NET REVENUE MIX - as a % of Net Revenue
North America	50%	50%	41%	57%	51%
International	50%	50%	59%	43%	49%

Europe	45%	43%	52%	38%	44%
Asia	5%	7%	7%	5%	5%

Net Revenue	100%	100%	100%	100%	100%

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	YOY% Change
PLATFORM NET REVENUE MIX
PlayStation 2	400	117	61	73	301	(25%)
Xbox 360	172	82	47	218	196	14%
Wii	29	36	29	59	139	379%
PLAYSTATION 3	41	52	13	17	102	149%
Xbox	62	7	3	12	3	(95%)
Nintendo GameCube	32	4	1	3	1	(97%)

Total Consoles	736	298	154	382	742	1%

PC	218	128	89	79	148	(32%)

Nintendo DS	55	27	25	47	122	122%
PSP	118	39	21	21	74	(37%)
Cellular Handsets	35	36	33	37	38	9%
Game Boy Advance	21	3	2	4	2	(90%)

Total Mobility	229	105	81	109	236	3%

Co-publishing and Distribution	49	45	39	33	320	553%

Licensing, Advertising & Other	25	13	9	14	34	36%
Subscription Services	24	24	23	23	23	(4%)

Total Internet Services, Licensing & Other	49	37	32	37	57	16%

Net Revenue	1,281	613	395	640	1,503	17%

PLATFORM NET REVENUE MIX - as a % of Net Revenue
PlayStation 2	31%	19%	16%	11%	20%
Xbox 360	13%	13%	12%	34%	13%
Wii	2%	6%	7%	9%	9%
PLAYSTATION 3	3%	9%	3%	3%	7%
Xbox	5%	1%	1%	2%	—
Nintendo GameCube	3%	1%	—	1%	—

Total Consoles	57%	49%	39%	60%	49%

PC	17%	21%	23%	12%	10%

Nintendo DS	4%	5%	6%	7%	8%
PSP	9%	6%	5%	3%	5%
Cellular Handsets	3%	6%	8%	6%	3%
Game Boy Advance	2%	—	1%	1%	—

Total Mobility	18%	17%	20%	17%	16%

Co-publishing and Distribution	4%	7%	10%	5%	21%

Licensing, Advertising & Other	2%	2%	2%	2%	2%
Subscription Services	2%	4%	6%	4%	2%

Total Internet Services, Licensing & Other	4%	6%	8%	6%	4%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM SKU RELEASE MIX (a)
PlayStation 2	6	6	1	7	7	17%
Xbox 360	5	4	2	8	5	—
Wii	2	4	2	5	7	250%
PLAYSTATION 3	4	3	1	7	5	25%
Xbox	2	—	—	2	—	(100%)
Nintendo GameCube	2	—	—	1	—	(100%)

Total Consoles	21	17	6	30	24	14%

PC	9	6	5	7	4	(56%)

Nintendo DS	3	2	2	4	5	67%
PSP	5	2	1	3	4	(20%)
Game Boy Advance	3	—	—	1	—	(100%)

Total Mobility	11	4	3	8	9	(18%)

Total SKUs	41	27	14	45	37	(10%)

(a)	Cellular Handsets, Mac®, iPod® nano, and iPod® classic are not included in SKU count.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q3 Fiscal 2008

Q3 Product Releases	Platform (i)

• Boogie™	PlayStation®2
• Madden NFL 08 en Español	PlayStation 2
• NBA LIVE 08	PlayStation 2
• NCAA® March Madness® 08	PlayStation 2
• Need For Speed™ ProStreet	PlayStation 2
• The Sims™ 2 Castaway	PlayStation 2
• The Simpsons™ Game	PlayStation 2

• Madden NFL 08 en Español	Xbox 360™
• NBA LIVE 08	Xbox 360
• NCAA March Madness 08	Xbox 360
• Need For Speed ProStreet	Xbox 360
• The Simpsons Game	Xbox 360

• Medal of Honor Heroes™ 2	Wii™
• NBA LIVE 08	Wii
• Need For Speed ProStreet	Wii
• EA Playground™	Wii
• Smarty Pants™	Wii
• The Sims 2 Castaway	Wii
• The Simpsons Game	Wii

• Medal of Honor Airborne™	PLAYSTATION®3
• NBA LIVE 08	PLAYSTATION 3
• NCAA March Madness 08	PLAYSTATION 3
• Need For Speed ProStreet	PLAYSTATION 3
• The Simpsons Game	PLAYSTATION 3

• NBA LIVE 08	PC
• Need For Speed ProStreet	PC
• SimCity™ Societies	PC
• The Sims™ 2 Teen Style Stuff	PC

• Madden NFL 08	Mac®
• The Sims™ 2 Bon Voyage	Mac
• Tiger Woods PGA TOUR® 08	Mac

• Boogie	Nintendo DS™
• Need For Speed ProStreet	Nintendo DS
• EA Playground	Nintendo DS
• The Sims 2 Castaway	Nintendo DS
• The Simpsons Game	Nintendo DS

• Medal of Honor Heroes 2	PSP®
• NBA LIVE 08	PSP
• The Sims 2 Castaway	PSP
• The Simpsons Game	PSP

• The Sims™ DJ	Cellular Handsets
• Need For Speed ProStreet	Cellular Handsets
• BlastDown™	Cellular Handsets
• Block’d	Cellular Handsets
• SimCity Societies	Cellular Handsets
• Harry Potter™ Mastering Magic	Cellular Handsets
• NBA LIVE 08	Cellular Handsets
• ESPN® Darts	Cellular Handsets
• Dakar Rally 2008	Cellular Handsets
• Orcs & Elves II™	Cellular Handsets
• EA SPORTS™ FIFA Soccer 08	Cellular Handsets
• LEGO Escape	Cellular Handsets
• Asterix: The Official Mobile Game of the Movie	Cellular Handsets

• The Sims™ Bowling	iPod® nano/iPod® classic
• The Sims™ Pool	iPod nano/iPod classic
• Tetris®	iPod nano/iPod classic
• EA™ Sudoku	iPod nano/iPod classic

Co-publishing, Distribution, and International only (ii)

• Rock Band™	PlayStation 2

• Half-Life® 2: Orange Box	Xbox 360
• Rock Band	Xbox 360

• Half-Life 2: Orange Box	PLAYSTATION 3
• Rock Band	PLAYSTATION 3

• Crysis®	PC
• Crysis® Collector’s Edition	PC
• EA SPORTS™ Gameshow	PC
• FIFA Manager 08	PC
• Half-Life 2: Orange Box	PC
• Hellgate™: London	PC
• Hellgate™: London Collector’s Edition	PC
• Rail Simulator®	PC

• Orcs & Elves®	Nintendo DS

(i)	Cellular Handsets, Mac®, iPod® nano, and iPod® classic releases are not included in SKU count.

(ii)	Co-publishing, Distribution, and International only are not included in SKU count.

All trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted earnings (loss) per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), acquired in-process technology, amortization of intangibles, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude losses on strategic investments and income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	YOY% Change
QUARTERLY RECONCILIATION OF RESULTS
GAAP net revenue	$1,281	$613	$395	$640	$1,503	17%
Change in deferred net revenue (packaged goods and digital content) (a)			36	296	231

Non-GAAP net revenue (a)	$1,281	$613	$431	$936	$1,734	35%

GAAP gross profit	$811	$378	$229	$245	$721	(11%)
Change in deferred net revenue (packaged goods and digital content) (a)			36	296	231
COGS amortization of intangibles	7	7	7	7	6
Stock-based compensation	—	1	—	1	1

Non-GAAP gross profit	$818	$386	$272	$549	$959	17%

Non-GAAP gross margin - % of non-GAAP net revenue	64%	63%	63%	59%	55%

GAAP operating income (loss)	$215	$(71)	$(183)	$(274)	$7	(97%)
Change in deferred net revenue (packaged goods and digital content) (a)			36	296	231
Acquired in-process technology	1	—	—	—	—
Amortization of intangibles	7	7	7	7	7
COGS amortization of intangibles	7	7	7	7	6
Restructuring charges	2	3	2	5	78
Stock-based compensation	35	28	28	38	38

Non-GAAP operating income (loss)	$267	$(26)	$(103)	$79	$367	37%

Non-GAAP operating income (loss) margin - % of non-GAAP net revenue	21%	(4%)	(24%)	8%	21%

GAAP net income (loss)	$160	$(25)	$(132)	$(195)	$(33)	(121%)
Change in deferred net revenue (packaged goods and digital content) (a)			36	296	231
Acquired in-process technology	1	—	—	—	—
Amortization of intangibles	7	7	7	7	7
COGS amortization of intangibles	7	7	7	7	6
Losses on strategic investments	—	—	—	—	12
Restructuring charges	2	3	2	5	78
Stock-based compensation	35	28	28	38	38
Income tax adjustments	(11)	(1)	(17)	(71)	(49)

Non-GAAP net income (loss)	$201	$19	$(69)	$87	$290	44%

Non-GAAP net income (loss) margin - % of non-GAAP net revenue	16%	3%	(16%)	9%	17%

GAAP diluted earnings (loss) per share	$0.50	($0.08)	($0.42)	($0.62)	($0.10)	(120%)
Non-GAAP diluted earnings (loss) per share	$0.63	$0.06	($0.22)	$0.27	$0.90	43%
Shares used in non-GAAP diluted earnings (loss) per share computation	319	319	311	320	323

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s net revenue, gross profit, operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net revenue, non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share. The Company’s non-GAAP net revenue excludes the impact of the change in deferred net revenue (packaged goods and digital content). The Company’s non-GAAP gross profit excludes the impact of the change in deferred net revenue (packaged goods and digital content), COGS amortization of intangibles, and stock-based compensation. The Company’s non-GAAP operating income, non-GAAP net income, and non-GAAP diluted earnings per share exclude the impact of the change in deferred net revenue (packaged goods and digital content), acquired in-process technology, amortization of intangibles, certain litigation expenses, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income and non-GAAP diluted earnings per share exclude losses on strategic investments and income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	YOY% Change
TRAILING TWELVE MONTH RECONCILIATION OF RESULTS
GAAP net revenue	$3,119	$3,091	$3,073	$2,929	$3,151	1%
Change in deferred net revenue (packaged goods and digital content) (a)			36	332	563

Non-GAAP net revenue (a)	$3,119	$3,091	$3,109	$3,261	$3,714	19%

GAAP gross profit	$1,898	$1,879	$1,863	$1,663	$1,573	(17%)
Change in deferred net revenue (packaged goods and digital content) (a)			36	332	563
COGS amortization of intangibles	24	27	28	28	27
Stock-based compensation	1	2	2	2	3

Non-GAAP gross profit	$1,923	$1,908	$1,929	$2,025	$2,166	13%

Non-GAAP gross margin - % of non-GAAP net revenue	62%	62%	62%	62%	58%

GAAP operating income (loss)	$135	$39	$(25)	$(313)	$(521)	(486%)
Change in deferred net revenue (packaged goods and digital content) (a)			36	332	563
Acquired in-process technology	10	3	3	1	—
Amortization of intangibles	24	27	28	28	28
Certain litigation expenses	(1)	—	—	—	—
COGS amortization of intangibles	24	27	28	28	27
Restructuring charges	29	15	11	12	88
Stock-based compensation	107	133	124	129	132

Non-GAAP operating income	$328	$244	$205	$217	$317	(3%)

Non-GAAP operating income margin - % of non-GAAP net revenue	11%	8%	7%	7%	9%

GAAP net income (loss)	$85	$76	$25	$(192)	$(385)	(553%)
Change in deferred net revenue (packaged goods and digital content) (a)			36	332	563
Acquired in-process technology	10	3	3	1	—
Amortization of intangibles	24	27	28	28	28
Certain litigation expenses	(1)	—	—	—	—
COGS amortization of intangibles	24	27	28	28	27
Losses on strategic investments	—	—	—	—	12
Restructuring charges	29	15	11	12	88
Stock-based compensation	107	133	124	129	132
Income tax adjustments	(7)	(34)	(39)	(100)	(138)

Non-GAAP net income	$271	$247	$216	$238	$327	21%

Non-GAAP net income margin - % of non-GAAP net revenue	9%	8%	7%	7%	9%

GAAP diluted earnings (loss) per share	$0.26	$0.24	$0.07	($0.62)	($1.22)	(569%)
Non-GAAP diluted earnings per share	$0.86	$0.78	$0.68	$0.74	$1.01	17%

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions, except per share data)

	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	YOY% Change
CONSOLIDATED NON-GAAP FINANCIAL DATA (b)
Non-GAAP net revenue	1,281	613	431	936	1,734	35%
Non-GAAP net revenue - TTM	3,119	3,091	3,109	3,261	3,714	19%

Non-GAAP gross profit	818	386	272	549	959	17%
Non-GAAP gross margin - % of non-GAAP net revenue	64%	63%	63%	59%	55%
Non-GAAP gross profit - TTM	1,923	1,908	1,929	2,025	2,166	13%
Non-GAAP gross margin - TTM % of non-GAAP net revenue	62%	62%	62%	62%	58%

Non-GAAP operating income (loss)	267	(26)	(103)	79	367	37%
Non-GAAP operating income (loss) margin - % of non-GAAP net revenue	21%	(4%)	(24%)	8%	21%
Non-GAAP operating income - TTM	328	244	205	217	317	(3%)
Non-GAAP operating income margin - TTM % of non-GAAP net revenue	11%	8%	7%	7%	9%

Non-GAAP net income (loss)	201	19	(69)	87	290	44%
Non-GAAP diluted earnings (loss) per share	$0.63	$0.06	($0.22)	$0.27	$0.90	43%
Non-GAAP net income - TTM	271	247	216	238	327	21%
Non-GAAP diluted earnings per share - TTM	$0.86	$0.78	$0.68	$0.74	$1.01	17%

GEOGRAPHIC NET REVENUE MIX - GAAP to Non-GAAP Reconciliation

GAAP
North America	637	307	163	362	768	21%
International	644	306	232	278	735	14%

Europe	583	264	204	246	668	15%
Asia	61	42	28	32	67	10%

Net Revenue	1,281	613	395	640	1,503	17%

CHANGE IN DEFERRED NET REVENUE (PACKAGED GOODS AND DIGITAL CONTENT) GEOGRAPHIC MIX (a)
North America			8	163	93
International			28	133	138

Europe			21	129	124
Asia			7	4	14

Change In Deferred Net Revenue (Packaged Goods and Digital Content)			36	296	231

Non-GAAP
North America	637	307	171	525	861	35%
International	644	306	260	411	873	36%

Europe	583	264	225	375	792	36%
Asia	61	42	35	36	81	33%

Non-GAAP Net Revenue	1,281	613	431	936	1,734	35%

NON-GAAP GEOGRAPHIC NET REVENUE MIX - as a % of Non-GAAP Net Revenue
North America	50%	50%	40%	56%	50%
International	50%	50%	60%	44%	50%

Europe	45%	43%	52%	40%	45%
Asia	5%	7%	8%	4%	5%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).

(b)	Refer to Unaudited Reconciliation of GAAP to Non-GAAP Results.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Non-GAAP Financial Information and Non-GAAP Business Metrics

(in millions)

	Q3 FY07	Q4 FY07	Q1 FY08	Q2 FY08	Q3 FY08	YOY% Change
PLATFORM NON-GAAP NET REVENUE MIX
PlayStation 2	400	117	69	204	324	(19%)
PLAYSTATION 3	41	52	20	98	196	378%
Xbox 360	172	82	47	218	196	14%
Wii	29	36	29	83	156	438%
Xbox	62	7	3	12	3	(95%)
Nintendo GameCube	32	4	1	3	1	(97%)

Total Consoles	736	298	169	618	876	19%

PC	218	128	96	116	153	(30%)

Nintendo DS	55	27	25	47	122	122%
PSP	118	39	30	43	111	(6%)
Cellular Handsets	35	36	34	37	38	9%
Game Boy Advance	21	3	2	4	2	(90%)

Total Mobility	229	105	91	131	273	19%

Co-publishing and Distribution	49	45	39	32	372	659%

Subscription Services	24	24	23	23	23	(4%)
Licensing, Advertising & Other	25	13	13	16	37	48%

Total Internet Services, Licensing & Other	49	37	36	39	60	22%

Non-GAAP Net Revenue	1,281	613	431	936	1,734	35%
Change in Deferred Net Revenue (Packaged Goods and Digital Content) (a)
PlayStation 2			(8)	(131)	(23)
PLAYSTATION 3			(7)	(81)	(94)
Wii			—	(24)	(17)
PC			(7)	(37)	(5)
PSP			(9)	(22)	(37)
Cellular Handsets			(1)	—	—
Co-publishing and Distribution			—	1	(52)
Licensing, Advertising & Other			(4)	(2)	(3)

Change in Deferred Net Revenue (Packaged Goods and Digital Content) (a)			(36)	(296)	(231)

GAAP Net Revenue			395	640	1,503

PLATFORM NON-GAAP NET REVENUE MIX - as a % of Non-GAAP Net Revenue
PlayStation 2	31%	19%	16%	22%	19%
PLAYSTATION 3	3%	9%	5%	11%	11%
Xbox 360	13%	13%	11%	23%	11%
Wii	2%	6%	7%	9%	9%
Xbox	5%	1%	1%	1%	—
Nintendo GameCube	3%	1%	—	—	—

Total Consoles	57%	49%	40%	66%	50%

PC	17%	21%	22%	12%	9%

Nintendo DS	4%	5%	6%	5%	7%
PSP	9%	6%	7%	5%	7%
Cellular Handsets	3%	6%	8%	4%	2%
Game Boy Advance	2%	—	—	—	—

Total Mobility	18%	17%	21%	14%	16%

Co-publishing and Distribution	4%	7%	9%	4%	22%
Subscription Services	2%	4%	5%	2%	1%
Licensing, Advertising & Other	2%	2%	3%	2%	2%

Total Internet Services, Licensing & Other	4%	6%	8%	4%	3%

Non-GAAP Net Revenue	100%	100%	100%	100%	100%

(a)

Prior to fiscal 2008, the change in deferred net revenue (packaged goods and digital content) did not have a material impact on the Company’s net revenue. Accordingly, the Company has not revised its fiscal 2007 non-GAAP financial measures to exclude the impact of the change in deferred net revenue (packaged goods and digital content).